                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    The Securities and Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 15, 2000
                                                       ------------------

                       Home Security International, Inc.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                     001-14502                98-0169495
----------------------------          ------------          -------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
     of incorporation)                File number)          Identification No.)



          Unit 3, 167 Prospect Highway
           Seven Hills, NSW Australia                     2147
    ----------------------------------------           ----------
    (Address of principal executive offices)           (Zip Code)



   Registrant's telephone number, including area code: (011) (612) 9936-2424
                                                       ---------------------



        Level 7, 77 Pacific Highway, North Sydney, NSW Australia, 2060
        --------------------------------------------------------------
          Former name or former address, if changed since last report
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Item 4. Changes in Registrant's Certifying Accountant.
        ----------------------------------------------

     On December 15, 2000, Home Security International, Inc. ("HSI" or the "Company"), received a letter from its independent accountant, Arthur Andersen ("AA"), "confirm[ing] that the client-auditor relationship between Home Security International, Inc. and Arthur Andersen has ceased."

     The reports of AA on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified as to audit scope, or accounting principles.

     AA's decision to resign was its alone and not recommended by the Company. No reason for AA's decision was given in its letter dated December 8, 2000. The Company intends to engage a new accountant for the current fiscal year after recommendation by the Company's Audit Committee and approval by the Company's Board of Directors.

     In connection with the Company's financial statements for each of the two fiscal years ended June 30, 2000, and in the subsequent interim periods: i) there were no disagreements with AA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of AA would have caused AA to make reference to the matter in its report, and ii) AA did not advise the Company of any reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company has requested AA to furnish to it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated December 21, 2000, is referenced as Exhibit 16.1 to this report.


Item 5. Other Events.
        ------------

     In December 2000, the Company changed the address of its principal executive offices to Unit 3, 167 Prospect Highway, Seven Hills, NSW Australia 2147.

Item 7. Exhibits.
        --------

          (c) Exhibits. The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

          16.1 Letter from Arthur Andersen required pursuant to Rule 304(a)(3) of Regulation S-K.
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                       HOME SECURITY INTERNATIONAL, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this 8-K report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                HOME SECURITY INTERNATIONAL, INC.

                                By:/s/Terrence Youngman
                                   ------------------------------
                                       Terrence Youngman
                                       President



Dated: January 3, 2000